SUPPLEMENT DATED AUGUST 8, 2005 TO THE PACIFIC FUNDS PROSPECTUS
DATED JULY 1, 2005
Effective October 1, 2005, the Aggressive Growth Fund will have a new manager and a new name. Neuberger Berman Management Inc. (Neuberger Berman) will become the manager and the fund will change its name to the PF NB Fasciano Small Equity Fund. Certain investment policies and strategies of the Aggressive Growth Fund will change at that time, as described below. In order to facilitate these changes, a portion of the securities holdings of the fund will be sold and new investments purchased in accordance with recommendations by the new manager. Pacific Life, the investment adviser to Pacific Funds, may begin this transitioning prior to October 1, 2005. The Fund may retain a transitioning agent in order to minimize the transaction costs associated with the purchases and sales in connection with this transitioning.
Principal investment policy changes:

•	The PF NB Fasciano Small Equity Fund emphasizes its investments in small capitalization companies.

•	The limitation that the fund may only invest up to 25% of its assets in foreign investments that are principally traded outside the U.S. is removed.

•	The fund may engage up to 15% of its net assets in short sales against the box.

•	The limitation that the fund may invest up to 25% of its assets in equity and/or debt real estate investment trusts is removed.
The investment policies and strategies of the PF NB Fasciano Small Equity Fund are described below.
Investment goal – seeks long-term growth of capital.
Main investments – invests at least 80% of its assets in small-capitalization equity securities. The fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of $1.5 billion or less at the time the fund first invests in them. A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors. The fund may continue to hold or add to a position in a stock after the issuer has grown beyond $1.5 billion. These stocks include securities having common stock characteristics, such as securities convertible into common stocks, and rights and warrants to purchase common stocks. The manager will look for companies with:

•	strong business franchises that are likely to sustain long-term rates of earnings growth for a three to five year time horizon,

•	stock prices that the market has undervalued relative to the value of similar companies and that offer excellent potential to appreciate over a three to five year time horizon, and

•	significant appreciation potential.
In choosing companies that the manager believes are likely to achieve the fund’s investment goal, the manager also will consider the company’s overall business qualities. These qualities include the company’s profitability and cash flow, financial condition, insider ownership and stock valuation. In selecting companies that the manager believes may have greater potential to appreciate in price, the manager will invest the fund in smaller companies that are not as closely followed by major Wall Street brokerage houses and large asset management firms.
The manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected or when other opportunities appear more attractive.

The fund may also engage in short sales against the box, as long as no more than 15% of the fund’s net assets would be subject to such short sales at any time.
The manager may also invest in derivatives (such as options and futures contracts) to try to achieve the fund’s investment goal.
Risks – Companies that are in their developmental stages may have a greater degree of price volatility than more established companies because there’s less evidence that their research and development efforts will result in future growth. This fund may also be affected by the following risks, among others: interest rate, price volatility, credit, derivatives, synthetics, forward commitments, repurchase agreements, currency transactions, and liquidity. Please refer to the Risks and risk definitions section in the prospectus for more information on these risks.
Portfolio manager – Neuberger Berman Management Inc. (Neuberger Berman).
Michael Fasciano, CFA, is a vice president of Neuberger Berman. He joined Neuberger Berman in 2001. Prior to joining Neuberger Berman, Mr. Fasciano managed Fasciano Fund, Inc. from its inception in 1988 to 2001. He has a BS from the University of Wisconsin-Parkside and an MBA from the University of Wisconsin-Milwaukee.
Neuberger Berman, a Lehman Brothers Company, was founded in 1939. As of December 31, 2004, Neuberger Berman managed approximately $82.9 billion.
OTHER CHANGES TO PACIFIC FUNDS
Information regarding Monika H. Degan is deleted from the Portfolio Manager section of the PF AIM Blue Chip Fund and information regarding Kirk L. Anderson and the first sentence below Mr. Anderson’s information, is replaced with the following:

Kirk L. Anderson is a lead portfolio manager at AIM and has been associated with AIM and/or its affiliates since 1994. Mr. Anderson has over 8 years of investment experience, a BA from Texas A&M University and an MS from the University of Houston. As the lead manager, Mr. Anderson generally has final authority over all aspects of the portfolio’s investments, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Anderson may perform these functions, and the nature of these functions, may change from time to time.

Mr. Anderson is assisted by AIM’s Large Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of AIM.

Form	No. PFSUP805